EXHIBIT 99.1

For Immediate Release

Contact:

Dennis Craven (Company) Jerry Daly or Carol McCune

Chief Financial Officer Daly Gray (Media)

(561) 227-1302 (703) 435-6293

or

Mark Murphy

General Counsel and Secretary

(561) 227-1336

Innkeepers USA Trust Announces Date of Shareholder Meeting

PALM BEACH, Fla., May 14, 2007-Innkeepers USA Trust ("Innkeepers") (NYSE: KPA) announced today that Innkeepers will hold a special meeting of its common shareholders at 9:00 a.m. on June 26, 2007 with respect to Innkeepers' previously announced agreement to be acquired by Grand Prix Holdings LLC, an affiliate of Apollo Investment Corporation. Innkeepers' common shareholders of record at the close of business on May 24, 2007 will be entitled to vote at the shareholders meeting.

ABOUT INNKEEPERS USA TRUST
Innkeepers USA Trust owns 74 hotels with a total of 9,808 rooms or suites and one 355-room hotel in which it owns a 49 percent equity interest in 21 states and Washington, D.C., and focuses on acquiring or developing premium-branded upscale extended-stay and select-service hotels, the core of the company's portfolio; selected full-service hotels; and turn-around opportunities for hotels that operate under or can be converted to the industry's leading brands. For more information about Innkeepers USA Trust, visit the company's web site at www.innkeepersusa.com.

- more -

Innkeepers

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Innkeepers has filed a preliminary proxy statement with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, GRAND PRIX HOLDINGS LLC AND THE PROPOSED MERGER. Investors can obtain the preliminary proxy statement and all other relevant documents filed by the company with the SEC free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the company by contacting the company or accessing the company's website. Investors and security holders are urged to read the preliminary proxy statement and the other relevant materials when they become available, including the definitive proxy statement, before making any voting or investment decision with respect to the proposed merger.

Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. All forward-looking statements speak only as of the date of this press release. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of Innkeepers and its affiliates or industry results or the benefits of the proposed transaction to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to delays in

- more -

Innkeepers

the holding of the shareholder meeting. Additional information or factors which could impact the company and the forward-looking statements contained herein are included in Innkeepers' filings with the Securities and Exchange Commission. Innkeepers assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Participants in the Solicitation
Innkeepers and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of Innkeepers' participants in the solicitation, which may be different than those of Innkeepers' shareholders generally, is set forth in Innkeepers' proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the definitive proxy statement relating to the transaction when it becomes available.